SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 25, 2002

M.D.C. Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8951	84-0622967
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification #)
incorporation)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-1.1 Form of Underwriting Agreement
EX-4.2(a) Form of Indenture
EX-4.3 Form of Supplemental Indenture
EX-5.1 Opinion of Holme Roberts & Owen LLP

ITEM 5. OTHER EVENTS

     In connection with the offering of $150,000,000 of the Registrant’s 7% Senior Notes due 2012:

     1.     On November 25, 2002, the Registrant and certain of its subsidiaries entered into an Underwriting Agreement, a form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

     2.     On December 3, 2002, the Registrant entered into an Indenture and the Registrant and certain of its subsidiaries entered into a Supplemental Indenture, forms of which are attached as Exhibit 4.2(a) and 4.3, respectively, to this Current Report on Form 8-K.

     3.     Holme Roberts & Owen LLP provided the Registrant with the legal opinion attached as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 7. EXHIBITS

Exhibit No.	Description

1.1	Form of Underwriting Agreement dated November 25, 2002, by and among the Registrant, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc. and Salomon Smith Barney Inc., Banc One Capital Markets, Inc. and Wachovia Securities, Inc., as representatives of the several Underwriters.

4.2(a)	Form of Indenture dated as of December 3, 2002, by and among MDC and U.S. Bank National Association.

4.3	Form of Supplemental Indenture dated as of December 3, 2002, by and among MDC, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond

Exhibit No.	Description

American Homes of West Virginia, Inc., any Subsidiary (as defined in such Supplemental Indenture) of MDC that executes and delivers a guarantee of the Notes (as defined in such Supplemental Indenture), and U.S. Bank National Association (including without limitation the form of 7.0% Senior Notes due 2012 and form of Guarantee appended to such Supplemental Indenture).

5.1	Opinion of Holme Roberts & Owen LLP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated:	December 3, 2002	By:	/s/ Joseph H. Fretz

Joseph H. Fretz Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement dated November 25, 2002, by and among the Registrant, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc. and Salomon Smith Barney Inc., Banc One Capital Markets, Inc. and Wachovia Securities, Inc., as representatives of the several Underwriters.

4.2(a)	Form of Indenture dated as of December 3, 2002, by and among MDC and U.S. Bank National Association.

4.3	Form of Supplemental Indenture dated as of December 3, 2002, by and among MDC, M.D.C. Land Corporation, RAH of Texas, LP, RAH Texas Holdings, LLC, Richmond American Construction, Inc., Richmond American Homes of Arizona, Inc., Richmond American Homes of California, Inc., Richmond American Homes of California (Inland Empire), Inc., Richmond American Homes of Colorado, Inc., Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Texas, Inc., Richmond American Homes of Utah, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes of West Virginia, Inc., any Subsidiary (as defined in such Supplemental Indenture) of MDC that executes and delivers a guarantee of the Notes (as defined in such Supplemental Indenture), and U.S. Bank National Association (including without limitation the form of 7.0% Senior Notes due 2012 and form of Guarantee appended to such Supplemental Indenture).

5.1	Opinion of Holme Roberts & Owen LLP.